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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Managers
Franchise Mortgage Acceptance Company LLC:

  We consent to the use of our report included herein and to the reference to our Firm under the heading "Selected Financial Data" and "Experts" in the Prospectus.

                                          KMPG Peat Marwick LLP

Los Angeles, California
August 26, 1997